Exhibit 10.2

REVOLVING NOTE
March 4, 2016
FOR VALUE RECEIVED, PEOPLES BANCORP INC., an Ohio corporation (the “Borrower”), promises to pay to the order of RAYMOND JAMES BANK, N.A., a national banking association (the “Lender”) or its permitted assigns on the Maturity Date of the hereinafter defined Credit Agreement at the applicable office of the Lender (or at such other location as Lender may designate to Borrower), in immediately available funds, the lesser of (a) Fifteen Million and 00/100 Dollars ($15,000,000.00) and (b) the unpaid principal amount of all advances made by Lender to Borrower as Loans under the Credit Agreement.
Borrower also promises to pay interest on the unpaid principal amount of each Loan, from the date of such Loan until such principal amount is paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement, dated as of March 4, 2016 (as it may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and between Borrower and Lender. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.
This Revolving Note (“Note”) is one of the “Notes” issued pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.
All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Lender’s office or at such other place as is set forth in the Credit Agreement or as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment and Assumption effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Lender and recorded in the Register, Borrower and Lender shall be entitled to deem and treat Lender as the owner and holder of this Note and the obligations evidenced hereby for the purpose of receiving payment of, or on account of, the principal, interest and other amounts due on this Note and for all other purposes, notwithstanding notice to the contrary (subject to the rights of any collateral assignee of this Note as set forth in Section 12.3 of the Credit Agreement).
This Note is subject to mandatory prepayment, and to prepayment at the option of the Borrower, in each case, as provided in the Credit Agreement.
If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date hereof until the date of actual payment (and before as well as after judgment) computed at the Default Rate set forth in the Credit Agreement.
During the continuance of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement and the other Loan Documents.
The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.
No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed in the Credit Agreement.
Borrower hereby promises to pay all costs and expenses, including reasonable attorneys’ fees, in accordance with the terms of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand, notice of every kind, except as provided in any Loan Documents.
THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS TERM LOAN NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.
[Signature Page Follows]

PEOPLES BANCORP INC.

By: /s/ John C. Rogers
Print Name: John C. Rogers
Title: Executive Vice President, Chief Financial              Officer and Treasurer

[Signature Page to Note]

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